Exhibit 99.15

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  October, 1998
           Series 1998-6B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                    $        240,952.67
                                                               -----------------
        (b)    Interest                                     $      1,844,798.66
                                                               -----------------
        (c)    Total                                        $      2,085,751.33
                                                               -----------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                    $        214,632.94
                                                               -----------------
        (b)    Interest                                     $      1,644,014.29
                                                               -----------------
        (c)    Total                                        $      1,858,647.23
                                                               -----------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                    $         26,319.73
                                                               -----------------
        (b)    Interest                                     $        200,784.37
                                                               -----------------
        (c)    Total                                        $        227,104.10
                                                               -----------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                    $         49,588.29
                                                               -----------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                    $      8,498,336.69
                                                               -----------------
        (b)    Interest                                     $         51,849.48
                                                               -----------------
        (c)    Total                                        $      8,550,186.17
                                                               -----------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                    $              0.00
                                                               -----------------
        (b)    Interest                                     $              0.00
                                                               -----------------
        (c)    Total                                        $              0.00
                                                               -----------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                    $              0.00
                                                               -----------------
        (b)    Interest                                     $              0.00
                                                               -----------------
        (c)    Total                                        $              0.00
                                                               -----------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                       $              0.00
                                                               -----------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                             $              0.00
                                                               -----------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                    $              0.00
                                                               -----------------
        (b)    Interest                                     $              0.00
                                                               -----------------
        (c)    Total                                        $              0.00
                                                               -----------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                    $              0.00
                                                               -----------------
        (b)    Interest                                     $              0.00
                                                               -----------------
        (c)    Total                                        $              0.00
                                                               -----------------

12.     Pool Scheduled Principal Balance:                   $    297,186,686.46
                                                                ----------------

13.     Available Funds:                                    $     10,509,028.83
                                                                ----------------

14.     Realized Losses for prior month:                    $              0.00
                                                                ----------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                 $              0.00
                                                               -----------------

17.      Compensating Interest Payment:                     $          7,788.37
                                                               -----------------

18.      Total interest payments:                           $      1,720,151.19
                                                               -----------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls    Interest
Class      Interest                                Payable         Pay-out Rate
-----      --------        -------------------     -------         ------------
2PO   $             0.00   $             0.00   $        0.00     %  0.000000000
2A1   $         6,644.00   $             0.00   $    6,644.00     %  6.749996889
2A2   $       406,539.62   $             0.00   $  406,539.62     %  6.750000014
2A3   $       650,468.94   $             0.00   $  650,468.94     %  6.749999971
2A4   $       123,238.13   $             0.00   $  123,238.13     %  6.749999726
2A5   $        90,759.38   $             0.00   $   90,759.38     %  6.749999628
2A6   $       135,797.88   $             0.00   $  135,797.88     %  6.549999759
2A7   $        50,794.63   $             0.00   $   50,794.63     %  7.350000724
2A8   $       182,812.50   $             0.00   $  182,812.50     %  6.750000000
2M    $        33,805.91   $             0.00   $   33,805.91     %  6.749999928
2B1   $        14,618.62   $             0.00   $   14,618.62     %  6.749999657
2B2   $         8,224.72   $             0.00   $    8,224.72     %  6.749996881
2B3   $         7,309.31   $             0.00   $    7,309.31     %  6.749999683
2B4   $         3,654.66   $             0.00   $    3,654.66     %  6.750008865
2B5   $         5,482.92   $             0.00   $    5,482.92     %  6.749995245

20.      Principal Distribution Amount:                     $      8,788,877.64
                                                               -----------------

21.     Principal Distribution Amount per Certificate:

                          Principal Distribution      Accrual Amount
                          ----------------------      --------------
        Class 2PO         $              155.78       $          0.00
        Class 2A1         $          892,395.27       $          0.00
        Class 2A2         $        3,416,846.32       $          0.00
        Class 2A3         $        4,469,247.76       $          0.00
        Class 2A4         $                0.00       $          0.00
        Class 2A5         $                0.00       $          0.00
        Class 2A6         $                0.00       $          0.00
        Class 2A7         $                0.00       $          0.00
        Class 2A8         $                0.00       $          0.00
        Class SUP2        $                0.00       $          0.00
        Class 2M          $            4,732.39       $          0.00
        Class 2B1         $            2,046.42       $          0.00
        Class 2B2         $            1,151.35       $          0.00
        Class 2B3         $            1,023.21       $          0.00
        Class 2B4         $              511.60       $          0.00
        Class 2B5         $              767.54       $          0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                           $              0.00
                                                              -----------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                           $              0.00
                                                              -----------------

24.     Subordinate Certificate Writedown Amount:          $              0.00
                                                              -----------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 2B1        $              0.00     $              0.00
                 2B2        $              0.00     $              0.00
                 2B3        $              0.00     $              0.00
                 2B4        $              0.00     $              0.00
                 2B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                          $              0.00
                                                              -----------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  2A6                %              6.55000024
         Class  2A7                %              7.35000072

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-2B1       X
         Class-2B2       X
         Class-2B3       X
         Class-2B4       X
         Class-2B5       X

 2.     Base Servicing Fee amount:                         $          63,890.43
                                                                   -------------

 3.     Supplemental Servicing Fee amount:                 $         112,965.88
                                                                   -------------

 4.     Credit Losses for prior month:                     $               0.00
                                                                   -------------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 95.750598     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  4.249402
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %100.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations